Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Income Taxes

8. Income Taxes

The Company’s effective federal tax rate for the three months ended March 31, 2014 was less than one percent primarily as a result of estimated tax losses for the fiscal year offset by the change in the valuation allowance on the net operating loss carryforwards. Current tax expense relates primarily to state income taxes.

14. Income Taxes

The Company files income tax returns in the U.S. for federal and various state jurisdictions. The Company is subject to U.S. federal income tax examination for calendar tax years 2010 through 2012 as well as state income tax examinations for various years depending on statutes of limitations of those jurisdictions.

The following summarizes the components of income tax (benefit) expense for the years ended December 31:

Current:	2013	2012	2011
Federal	$—	$—	$—
State and local	(31)	84	35

Total current (benefit) expense	$(31)	$84	$35

Deferred:
Federal	$—	$—	$—
State and local	—	—	—

Total deferred taxes	$—	$—	$—

Reconciliation between the effect of applying the federal statutory rate and the effective income tax rate used to calculate the Company’s income tax provision is as follows for the years ended December 31:

	2013	2012	2011
		(Restated)	(Restated)
Federal statutory rate	34.0%	34.0%	34.0%
Effect of:
State income taxes, net of federal benefit	3.2%	3.5%	2.8%
Change in tax rates	0.4%	2.6%	0.8%
State tax credits	0.9%	0.0%	2.2%
Change in valuation allowance	(33.5%)	(38.7%)	(33.3%)
Uncertain tax positions	(0.9%)	0.0%	0.0%
Contingent consideration amortization	0.0%	(0.4%)	(5.7%)
Stock-based compensation	(0.9%)	(1.2%)	(1.1%)
Other permanent items	(0.4%)	(0.4%)	(0.4%)
Deferred true-up	(2.7%)	0.0%	0.5%

Income tax provision effective rate	0.1%	(0.6%)	(0.2%)

The significant components of the Company’s deferred tax asset and liability were as follows as of December 31:

	2013	2012
		(Restated)
Deferred tax assets relating to:
Net operating loss carryforwards	$15,553	$9,744
Deferred revenue	16,779	13,185
Commissions accrual	463	260
Deferred rent	1,027	876
State tax credits	2,961	2,968
Stock-based compensation	1,615	1,172
Compensation and accruals	1,361	962

Total gross deferred tax assets	39,759	29,167
Deferred tax liabilities:
Prepaid expenses	(727)	(374)
Property and equipment and intangible assets	(4,610)	(4,562)

Total gross deferred tax liabilities	(5,337)	(4,936)

Deferred tax assets less liabilities	34,422	24,231
Less: valuation allowance	(34,422)	(24,231)

Net deferred tax asset (liability)	$—	$—

As of December 31, 2013 and 2012, the Company’s gross deferred tax was reduced by a valuation allowance of $34,422 and $24,231, respectively.

The valuation allowance increased by $10,191 and $5,721 during the years ended December 31, 2013 and 2012, respectively. The valuation allowance increase resulted primarily from changes in the deferred tax assets related to the net operating loss carryforwards and deferred revenue.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that the Company will not realize the benefits of these deductible differences in the future. In recognition of this risk, the Company has provided a full valuation allowance on the deferred tax assets relating to net operating loss carryforwards. The Company’s $15,553 of federal and state net operating losses include excess tax benefits related to deductions from the exercise of nonqualified stock options. The tax benefit of these deductions has not been recognized in deferred tax assets. If utilized, $408 of benefits from these deductions will be recorded as adjustments to taxes payable and additional paid-in-capital.

Net operating loss carryforwards for federal income tax purposes were approximately $41,374 and $25,595 at December 31, 2013 and 2012, respectively. State net operating loss carryforwards were $33,665 and $23,589 at December 31, 2013 and 2012, respectively. The federal net operating loss carryforwards will expire at various dates beginning in 2022 through 2033, if not utilized. Net operating loss carryforwards and credit carryforwards reflected above may be limited due to historical and future ownership changes.

South Carolina jobs tax credit and headquarters tax credit carryovers of $4,924 and $4,497 were available at December 31, 2013 and 2012, respectively. Headquarters credits are expected to be used to offset future state income tax license fees. The credits expire in various amounts during 2020 through 2028.

The Company follows FASB ASC 740-10 for accounting for unrecognized tax benefits. As of December 31, 2013, the Company had gross unrecognized tax benefits of $437.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows for the year ended December 31, 2013 (no unrecognized tax benefits in 2010 through 2012):

Balance at December 31, 2012	$—
Additions based on tax positions related to the current year	—
Additions for tax positions of prior years	437
Reductions for tax positions of prior years	—
Reductions for tax positions due to lapse of statute	—
Settlements	—

Balance at December 31, 2013	$437

At December 31, 2013, none of the $437 liability for unrecognized tax benefits could impact the Company’s effective tax rate, if recognized. The Company does not expect the unrecognized tax benefits to change within the next twelve months.

The Company is subject to U.S. income taxes, as well as various taxes state and local jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, and local income tax examinations by tax authorities for years before the tax year ended December 31, 2010, although carryforward attributes that were generated prior to 2010 may still be adjusted upon examination by the taxing authorities if they either have been used or will be used in a future period.

The Company’s ability to utilize the net operating loss and tax credit carryforwards in the future may be subject to substantial restrictions in the event of past or future ownership changes as defined in Section 382 of the Internal Revenue Code of 1986, as amended and similar state tax law.